Exhibit 99.1

Report of Independent Accountants on Applying

Agreed-Upon Procedures

Mark N. DuHamel

Executive Vice President

Corporate Treasurer

Huntington National Bank

41 South High Street

Columbus, OH 43215

Credit Suisse Securities (USA) LLC (“Credit Suisse”)

11 Madison Avenue, 4th Floor

New York, New York 10010

J.P. Morgan Securities LLC

383 Madison Avenue, 31st Floor

New York, NY 10179

Merrill Lynch, Pierce, Fenner & Smith Incorporated

One Bryant Park, 11th Floor

New York, New York 10036

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Huntington National Bank (the “Company” or the “Responsible Party”), Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Underwriters”), collectively referred to herein as the “Specified Parties”, solely to assist you with respect to the accuracy of certain attributes of the collateral assets with respect to Huntington Auto Trust 2016-1 transaction (the “Transaction”). The Company is responsible for the information and accuracy of certain attributes of the collateral assets.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained ,or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

PricewaterhouseCoopers LLP, 601 South Figueroa Street, Los Angeles, CA 90017

T: (213) 356-6000, F: (813) 637-4444, www.pwc.com/us

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i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 130 collateral assets, and the Specified Parties have requested us to randomly select this sample from the pool of assets sold as part of the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•	The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction documents that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;

•	Your compliance with Rule 15Ga-2 of Securities Exchange Act of 1934;

•	The reasonableness of any of the assumptions provided by the Company; and

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•	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire Loan Data Tape based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the transaction.

For purposes of this AUP Report, we performed agreed-upon procedures with respect to certain loan files related to a pool of the automobile loans (the “Auto Loan Pool”) owned by the Company. The following definitions, unless otherwise indicated, have been adopted in presenting our procedures and findings:

•	The phrase “compared” refers to the comparison of one or more data elements to underlying documentation.

•	The phrase “Cut-off Date” refers to October 31, 2016.

•	The phrase “Sample Cut-off Date” refers to September 30, 2016.

•	The phrase “Preliminary Loan Pool” refers to a file titled “HUNT 2016-1 Loan IDs 9.30 v3.xlsx,” containing a listing of Loan Numbers provided to us by the Company, as of the Sample Cut-off Date.

•	The phrase “Sample Loan Data Tape” refers to a file titled “HUNT 2016-1 Pool a-o 10.21.16.xlsx,” which management of the Company has represented as containing a listing of loans which meet the eligibility criteria for the Auto Loan Pool and which includes certain attributes related to the Preliminary Loan Pool as of the Sample Cut-off Date.

•	The phrase “Loan Number” refers to the unique loan identifier contained in the “LOAN_NUMBER” field of either the Loan Data Tape or the Sample Loan Data Tape.

•	The phrase “Loan Data Tape” refers to a file titled “HUNT 2016-1 Pool a-o 11.07.16.xlsx,” which management of the Company has represented as containing all loans in the Auto Loan Pool and which includes certain attributes related to the Auto Loan Pool as of the Cut-off Date.

•	The phrase “Sample Loans” refers to a sample of 130 automobile loans, randomly selected by PricewaterhouseCoopers LLC from the Preliminary Loan Pool provided by the Company. We make no representations as to the adequacy of the sample size nor do we draw any conclusions about the entire Sample Loan Data Tape based on the sample size and results of the procedures performed.

•	The “Vehicle Mapping File” refers to an excel file provided by the Company containing a mapping of the “NEW_MAKE_NAME” field contained in the Sample Loan Data Tape versus different name variations of the vehicle make as shown on the Personal Loan Agreement.

As instructed by the Company, we randomly selected a sample of 130 loans (the “Sample Loans”) from the “Preliminary Loan Pool” which the Company represents contains data for the Auto Loan Pool from their HOGAN servicing system as of the Sample Cut-off Date.

Four (4) out of 130 Sample Loans were not included in the Auto Loan Pool. The Company asserted this was because these four (4) loans paid off between the Sample Cut-off Date and the Cut-off Date. Additionally, of the 97,267 loans in the Preliminary Loan Pool, 38,084 loans were included in the Auto Loan Pool.

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We performed the following agreed-upon procedures on the Sample Loans. For purposes of procedures 1 through 4 below, numbers, dollar amounts and percentages that differed only as a result of rounding were deemed to be in agreement. In the event that a document was not clear, data was missing, or there was a question with regard to information contained in the document relevant to performance of the agreed-upon procedures 1 through 4, we contacted the Company for clarification prior to reporting any exceptions. We reported exceptions in Exhibit 1.

1.	We were provided access to the Company’s Enterprise Document Retrieval system on October 24, 2016 and October 25, 2016. Documents used in the procedures below for each Sample Loan in the Enterprise Document Retrieval system were accessed by choosing “Consumer” in the Enterprise Document Retrieval system and querying each Sample Loan using the “Sample Loan Number” attribute from the Sample Loan Data Tape.

For each Sample Loan, we retrieved the Personal Loan Agreement and any related Corrective Action Notices or Modification Agreements, as applicable, related to the Sample Loan available in the Enterprise Document Retrieval system. As instructed by the Company, if more than one Personal Loan Agreement was available in the Enterprise Document Retrieval system for a Sample Loan, the Personal Loan Agreement with the most recent posting date was used in applying the procedures below.

For each Sample Loan, we compared and agreed the following attributes on the Sample Loan Data Tape to the Personal Loan Agreement, Corrective Action Notice, or Modification Agreement retrieved from the Enterprise Document Retrieval system:

a)	Contract Date, as disclosed within the “ISSUE_DATE” field of the Sample Loan Data Tape (noting that any difference between dates greater than 7 days was deemed an exception) to:

i)	If the Personal Loan Agreement is a two party contract, the “Date of this loan” field was used.
ii)	If the Personal Loan Agreement is a 553 contract, IFI-26 contract, or an eRIC-12 contract, the date on which the customer signed was used.
iii)	If the Personal Loan Agreement is a Wisconsin Banker’s Association contract, the “Dated” field was used.
iv)	If the Personal Loan Agreement is an MN-102 Contract, the date on the top of the Personal Loan Agreement was used.

b)	Original Principal Balance, as disclosed within the “FINANCE_AMT” field of the Sample Loan Data Tape, to:

i)	If the Personal Loan Agreement is a two party contract, the “Principal Amount of this Loan” field was used.
ii)	For any other contract, the “Amount Financed” field.

c)	Interest Rate at Origination, as disclosed in the “CURRENT_INT_RATE” field of the Sample Loan Data Tape:

i)	If the Personal Loan Agreement is a two party contract, the “Interest Rate Applicable” field was used.
ii)	For any other contract, the “APR” field.

For Sample Loan 88, the Corrective Action Notice related to this loan was filed under the document category of “TATL” in the Enterprise Document Retrieval system. The Company instructed us to retrieve the Corrective Action Notice for this loan under the “TATL” header. The Interest Rate at

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Origination for the Sample Loan referenced in the Corrective Action Notice of 5.04% is in agreement with the Interest Rate at Origination for Sample Loan 88 found on the Sample Loan Data Tape.

d)	Monthly Payment Amount, as disclosed in the “REGULAR_PYMT_AMT” field of the Sample Loan Data Tape, with a tolerable difference of $1, to:

i)	The monthly payment amount from the “Payment Schedule” disclosure section of the Personal Loan Agreement.

For Sample Loan 88, the Corrective Action Notice related to this loan was filed under the document category of “TATL” in the Enterprise Document Retrieval system. The Company instructed us to retrieve the Corrective Action Notice for this loan under the “TATL” header. The Monthly Payment Amount for the Sample Loan referenced in the Corrective Action Notice of $164.62 is in agreement with the Monthly Payment Amount for Sample Loan 88 found on the Sample Loan Data Tape.

For Sample Loan 41, the Monthly Payment Amount of the Sample Loan was found on a Modification Agreement filed under the document category of “Other Documents” in the Enterprise Document Retrieval System. The Company instructed us to retrieve the Modification Agreement for this loan under the “Other Documents” header. The Monthly Payment Amount found on the modification agreement of $206.70 is in agreement with the Monthly Payment Amount for Sample Loan 41 found on the Sample Loan Data Tape.

e)	Original Term, as disclosed in the “BOOKED_TERM” field of the Sample Loan Data Tape, to:

i)	The number of payment months from the “Payment Schedule” disclosure section of the Personal Loan Agreement.

f)	Make, as disclosed in the “NEW_MAKE_NAME” field on the Sample Loan Data Tape, to:

i)	The “Make” field of the Personal Loan Agreement.
ii)	The Vehicle Mapping File was used (as applicable) to determine variations and abbreviations of the “Make”.

For each Sample Loan, we recalculated and agreed the following attribute on the Sample Loan Data Tape using the Personal Loan Agreement retrieved from the Enterprise Document Retrieval system:

g)	Maturity Date, as disclosed in the “MATURITY_DATE” field on the Sample Loan Data Tape, using the following instructions provided by the Company:

i)	The number of payment months and first payment date from the “Payment Schedule” disclosure section of the Personal Loan Agreement was used.
ii)	The number of payment months minus 1 month was added to the first payment date to recalculate the maturity date.
iii)	For Sample Loans where the recalculation result was less than the “MATURITY_DATE” field, we looked on the HRAP screen of the HOGAN servicing system for “Delinquency Extensions,” “Pass-A-Pay Payments,” and “Promotional Extensions.” We counted the number of “Delinquency Extensions,” “Promotional Extensions,” and “Pass-A-Pay Payments” on the HRAP screen for each respective Sample Loan and added this number to the recalculation of maturity date (that is, number of payment months minus 1 month plus the number of “Delinquency Extensions/Promotional Extensions/Pass-A-Pay Payments” was added to the first payment date to recalculate the maturity date).

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For Sample Loan 13, per the Personal Loan Agreement the first payment date of the loan is on February 29, 2016. The Company has instructed us that due to this first payment date being the last day of the month in February of a leap year, the Maturity Date of Sample Loan 13 will also be on the last day of the final payment month (April 30, 2022) instead of the calculated Maturity Date of April 29, 2022. The Maturity Date of April 30, 2022 is in agreement with the Maturity Date for Sample Loan 13 found on the Sample Loan Data Tape.

For Sample Loan 41, the Maturity Date of the Sample Loan was found on a Modification Agreement filed under the document category of “Other Documents” in the Enterprise Document Retrieval System. The Company instructed us to retrieve the Modification Agreement for this loan under the “Other Documents” header. The Maturity Date found on the modification agreement of March 23, 2017 is in agreement with the Maturity Date for Sample Loan 41 found on the Sample Loan Data Tape.

For Sample Loan 126, per the “LIST OF ACCOUNT REMARKS” screen in the HOGAN Servicing System, the monthly due date of the Sample Loan was changed from the 17th to the 27th day of each month after the first payment. The Company asserted it is within their servicing policy to allow a customer to change the day within each month a payment is due on a prospective basis one time during the life of a loan. When 10 days is added to the calculated Maturity Date of September 17, 2020 to incorporate the due date change, the final calculated Maturity Date of September 27, 2020 is in agreement with the maturity date for Sample Loan 126 found on the Sample Loan Data Tape.

For each Sample Loan, we recalculated and agreed the following attribute on the Sample Loan Data Tape using data obtained from the documents described below which were retrieved from the Enterprise Document Retrieval system:

h)	Loan-to-value (“LTV”), as disclosed in the “LOAN_TO_VALUE” field on the Sample Loan Data Tape, was recalculated using “Loan Amount” divided by “Value Amount”, rounded to two decimal places.

i)	“Loan Amount” was used from the Personal Loan Agreement as follows:

•	If the Personal Loan Agreement is a two party contract, the “Principal Amount of this Loan” field was used.

•	For any other contract, the “Amount Financed” field was used.

ii)	“Value Amount” was used from the Factory Invoice, Used Car Book-out Sheet and/or Credit Approval Form, as follows:

•	For new vehicles, the adjusted MSRP value was used from the Factory Invoice.

•	For used vehicles, the NADA adjusted clean retail value was used from the Used Car Book-out Sheet.

•	For purposes of this procedure, if neither the Factory Invoice or the Used Car Book-out Sheet were available, the value from the Credit Approval Form was used.

As instructed by the Company, if the vehicle related to a Sample Loan was a new Honda or Acura vehicle, a destination charge of $835 was added to the Value Amount determined in (h)(ii).

For Sample Loan 27, the Factory Invoice related to this loan was filed under the document category of “Miscellaneous Loan Document” in the Enterprise Document Retrieval system. The Company instructed us to retrieve the Factory Invoice for this loan under the “Other Documents” header. The LTV for the Sample Loan calculated using the Value Amount referenced in the Factory Invoice of $29,750 is in agreement with the LTV for Sample Loan 27 found on the Sample Loan Data Tape.

For Sample Loan 7, the Value Amount related to this loan was listed on a “KBB.com Retail/Trade

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In Breakdown” document found in the Enterprise Document Retrieval system. The Company instructed us to use the “KBB.com Retail Value” listed on this document for this loan. The LTV for the Sample Loan calculated using the Value Amount on the “KBB.com Retail/Trade In Breakdown” document of $30,305 is in agreement with the LTV for Sample Loan 7 found on the Sample Loan Data Tape.

With respect to Procedure 1, exceptions have been disclosed in Exhibit I.

2.	For each Sample Loan, we observed that the Company is the lien holder (or assigned to the Company by the lien holder), on the lien retrieved from the Enterprise Document Retrieval System. We used the VIN number on each Personal Loan Agreement to match the VIN number on each lien for each Sample Loan.

As instructed by the Company, if the Sample Loan Contract Date was within 90 days of the Sample Cut-off Date, the existence of an application for title document with the Company listed as the lien holder was considered acceptable as a lien for the purpose of this procedure.

With respect to Procedure 2, there were no exceptions.

3.	We were provided access to the Company’s HOGAN servicing system October 24, 2016 and October 25, 2016. For each Sample Loan, we compared and/or recalculated the following information on the Sample Loan Data Tape to the corresponding information in the Company’s HOGAN servicing system which was accessed by querying each Sample Loan by the “Sample Loan Number” attribute from the Sample Loan Data Tape.

For each Sample Loan, we compared and agreed or recalculated and agreed, the following attribute on the Sample Loan Data Tape to the Company’s HOGAN servicing system as follows:

a)	Titling State, as disclosed in the “STATE” field of the Sample Loan Data Tape, to:

i)	The titling state on the “XCLI” screen of the Hogan servicing system.

For Sample Loan 82, the Company instructed us that Titling State was not available in the HOGAN system because a title had not yet been received for this vehicle. The Contract Date of the loan is September 13, 2016, which is less than 90 days prior to the Sample Cut-off Date. The application for title was filed with the state of Minnesota, which is in agreement with the Titling State for Sample Loan 82 found on the Sample Loan Data Tape.

b)	New/Used, as disclosed in the “NEW_VEHICLE_CODE” field of the Sample Loan Data Tape, to:

i)	The New/Used Code on the “XCLI” screen of the Hogan servicing system.

c)	Current Principal Balance, as disclosed in the “TOT_OUTSTANDING_BAL_AMT” field of the Sample Loan Data Tape, to:

i)	The balance amount on or before the Cut-off Date (as applicable), taking into account any payments with an Effective Date on or before the Cut-off Date, as shown on the “URAP” screen of the HOGAN servicing system.

d)	Days Delinquent, as disclosed in the “NO_DAYS_PAST_DUE” field of the Sample Loan Data Tape, was recalculated as follows:

i)	Days Delinquent equals Cut-off Date less the “Next Due Date”, with a minimum value of

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zero.

•	Using the “HRAP” screen of the Hogan servicing system, we looked to the transaction just prior to or on the Cut-off Date, and proceeded to the “HTHI” screen for that transaction.

•	We used the “Next Due Date” on the “HTHI” screen.

With respect to Procedure 3, exceptions have been disclosed in Exhibit I.

4.	We were provided access to the Company’s ORBIT system on October 24, 2016 and October 25, 2016. For each Sample Loan, we compared the following information on the Sample Loan Data Tape to the corresponding information in the Company’s ORBIT system which was accessed by querying each Sample Loan by its “Application ID” which was obtained from the Enterprise Document Retrieval system by querying each respective Sample Loan using the “Sample Loan Number” attribute from the Sample Loan Data Tape.

For each Sample Loan, we compared and agreed the following attribute on the Sample Loan Data Tape to the Company’s ORBIT system as follows:

a)	FICO Credit Score, as disclosed in the “CB_CREDIT_SCORE” field of the Sample Loan Data tape, to:

i)	The Primary FICO number on the Credit tab in the ORBIT system. As instructed by the Company, if a secondary FICO existed, the higher of the two FICO values was used.

With respect to Procedure 4, there were no exceptions.

We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion on the accuracy of certain attributes of the collateral assets with respect to the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

November 11, 2016

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Exhibit I – Exceptions to Procedures 1 through 4:

Sample Loan	Procedure # / Field	Value per Sample Loan Data Tape	Value per PwC Procedure
3	1(h) / LTV	113%	Not Available
52	1(h) / LTV	105%	104%
115	1(h) / LTV	128%	138%
34	3(a) / STATE	MN	WI
104	3(c) / TOT_OUTSTANDING_BAL_AMT	$36,517.43	$35,982.63